UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  March 6, 2003


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


            New Jersey                  0-27428                  22-3757709
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(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)           Identification No.)


627 Second Avenue, Long Branch, New Jersey                                07740
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events
--------------------

On March 6, 2003, Monmouth Community Bancorp issued a press release announcing the following:

Monmouth Community Bank, N.A., a full-service community banking organization and wholly-owned subsidiary of Monmouth Community Bancorp, recently opened its newest branch at 3636 Highway 33, Neptune, New Jersey. The Neptune branch represents the bank's sixth branch in Monmouth County.

The new location is consistent with the bank's strategy to locate branches in convenient markets with significant potential. The Neptune branch is well situated on Route 33 and close to major thoroughfares, including the Garden State Parkway, Route 34, Route 66 and Interstate 195.

Consistent with the services offered by the other branches of the bank located in Long Branch, Spring Lake Heights, Neptune City, Little Silver, and Ocean Grove, the Neptune branch offers a full line of popular services, including various savings options and money markets, free checking, and home, auto and personal loans, as well as special free senior checking and 24-hour, online banking. Business loans are also available. As with the other five branches of the bank, the Neptune branch will offer 7-days a week banking with extended banking hours. Deborah A. Gellert, a banking professional with 11 years of experience, has been named manager of the Neptune branch.

A gala grand opening for Monmouth Community Bank's newest branch is scheduled for Saturday, March 29, 2003 at the branch's Neptune location.

Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, N.A., a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, including future revenues and earnings, and all other statements in this report other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank competes.


                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MONMOUTH COMMUNITY BANCORP
                                         ---------------------------------------
                                                (Registrant)



                                         By: /s/ James S. Vaccaro
                                            ------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  March 7, 2003